UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

CRICUT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CRICUT, INC. 10855 SOUTH RIVER FRONT PARKWAY SOUTH JORDAN, UTAH 84095 CRICUT, INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET You invested in CRICUT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Vote Virtually at the Meeting* May 26, 2022 10:00 a.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/CRCT2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D76219-P68451 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D76220-P68451 01) Ashish Arora 02) Len Blackwell 03) Steven Blasnik 04) Russell Freeman 05) Jason Makler 06) Melissa Reiff 07) Billie Williamson 1. Election of Directors Nominees: To be elected for terms expiring in 2023: 2. To approve, by non-binding vote, named executive officer compensation. 3. To recommend, by non-binding vote, the frequency of named executive officer compensation votes. 4. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2022. NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the annual meeting or any adjournment or postponement thereof. For For For 1 Year